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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                                event reported):
                                September 7, 1999

                         Boonton Electronics Corporation
             (Exact name of registrant as specified in its charter)

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
     New Jersey                        0-2364          22-1543137
(State or other jurisdiction      (Commission File    (IRS Employer
  of incorporation)                   Number)          Identification No.)
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          25 Eastmans Road, P.O. Box 465, Parsippany, New Jersey 07054
                    (Address of principal executive offices)
                                 (973) 386-9696
              (Registrant's telephone number, including area code)




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Item 1.  Changes in Control of Registrant
         Boonton Electronics Corporation, a New Jersey corporation (the "Registrant") entered into an Agreement and Plan of Reorganization (the "Agreement") dated September 7, 1999 with Wireless Telecom Group, Inc., a New Jersey corporation ("WTT") and WTT Acquisition Corp., a New Jersey corporation and wholly-owned subsidiary of WTT ("Sub"). Under the terms of the Agreement, Sub will be merged with and into the Registrant with Registrant thereby becoming a wholly-owned subsidiary of WTT (the "Merger").

         Upon consummation of the Merger, each share of the Registrant's common stock outstanding immediately prior to the effective time of the Merger, excluding treasury shares, if any, will be converted into the right to receive
1.40 shares of the common stock of WTT, plus cash in an amount equal to the product determined by multiplying (i) .175 by (ii) the closing price of a share of common stock of WTT as reported on the American Stock Exchange on the closing date of the Merger.

         Each stock option to acquire common stock of the Registrant outstanding at the time of closing of the Merger shall be automatically converted into an option to purchase that number of shares of WTT equal to the product determined by multiplying (i) the number of shares of common stock of the Registrant covered by such option by (ii) 1.575. Each converted stock option shall have an exercise price per share of common stock of WTT equal to the exercise price in effect under such Registrant options divided by 1.575. The converted options shall be exercisable on the same terms and conditions as the existing Registrant options.

         Consummation of the Merger is subject to the satisfaction of customary closing conditions by each of the parties, including, but not limited to, the approval by the stockholders of the Registrant.

         The common stock of the Registrant is traded on the OTC Bulletin Board under the symbol "BOON". The common stock of WTT is traded on the American Stock Exchange under the symbol "WTT".

         On September 7, 1997, the Registrant issued a press release announcing the execution of the Agreement.

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
Item 7.  Financial Statements and Exhibits
(a)      Financial Statements of Business Acquired
         Not applicable
(b)      Pro forma financial information
         Not applicable
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
(c)      Exhibits
2.1 Agreement and Plan of Reorganization dated as of September 7, 1999 among Wireless Telecom Group, Inc., WTT Acquisition Corp., Boonton Electronics Corporation and the shareholders of Boonton Electronics Corporation named therein. (Schedules and exhibits thereto are omitted but will be furnished supplementally to the Commission upon request.)

99.1     Press release of the Registrant dated September 7, 1999
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                                       2




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BOONTON ELECTRONICS CORPORATION



                          By:/s/ Yves Guyomar
                             --------------------------------
                             Yves Guyomar, President

Date:  September 7, 1999

                                       3




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                                INDEX TO EXHIBITS

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
Exhibit No.                            Description


2.1 Agreement and Plan of Reorganization dated as of September 7, 1999 among Wireless Telecom Group, Inc., WTT Acquisition Corp., Boonton Electronics Corporation and the shareholders of Boonton Electronics Corporation named therein. (Schedules and exhibits thereto are omitted but will be furnished supplementally to the Commission upon request.)

99.1             Press release of the Registrant dated September 7, 1999.
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